                       Merrill Lynch Fund for Tomorrow

                    Supplement dated June 12, 1998 to the
                       Prospectus dated April 30, 1998

The following information supplements "Management of the Fund" on page 12 of the
Prospectus:

Lawrence R. Fuller is primarily responsible for the day-to-day management of the Fund and has served in that capacity since June, 1998. Mr. Fuller has been a First Vice President of the Investment Adviser since 1997, and was a Vice President of the Investment Adviser from 1992 to 1997.

Code 10227-0698ALL

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                       Merrill Lynch Fund for Tomorrow

                    Supplement dated June 12, 1998 to the
           Statement of Additional Information dated April 30, 1998

The following information supplements "Directors and Officers" on page 4 of the Statement of Additional Information:

LAWRENCE R. FULLER (57) -- Portfolio Manager (1) -- First Vice President of the Investment Adviser since 1997; Vice President of the Investment Adviser from 1992 to 1997; Senior Vice President and Director of Benefit Capital Management from 1984 to 1992.

Code 10228-0698ALL